Exhibit 10.6
Jia Zhou Chemical
Proxy Letter

PROXY LETTER

I, [   ] (identity card number: [   ]), hereby irrevocably agree and entrust any person designated by Zibo Costar Information Consulting Co., Ltd. (the “WFOE Representative”) as my authorized proxy to exercise the following authority within the term of this Proxy Letter:

The WFOE Representative is hereby authorized to exercise all shareholder’s decision rights in Zi Bo Jia Zhou Chemicals Co., Ltd. (“Jia Zhou”), which are entitled to me under the laws and the articles of association of Jia Zhou, including but not limited to sell or transfer of all or part of the shares of Jia Zhou owned by me and, act as the authorized representative, to appoint and elect legal representative, director, general manager and other senior officers of Jia Zhou on behalf of me.

The precondition for above entrustment and authorization is that the authorizee shall be a citizen of the People’s Republic of China, and that Zibo Costar Information Consulting Co., Ltd. has consented such entrustment and authorization. In case Zibo Costar Information Consulting Co., Ltd. issues a written notice of dismissing or replacing WFOE Representative, I will immediately withdraw my entrustment and authorization to the former WFOE Representation, and make the same entrustment and authorization as provided herein to another PRC citizen designated by Zibo Costar Information Consulting Co., Ltd..

This Power of Attorney shall be come into effect from the execution date hereof.

Signed by:

Date: